FORM 10f-3
                               THE BLACKROCK FUNDS
                         RECORD OF SECURITIES PURCHASED

                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock Municipal Bond Trust (BBK), BlackRock Municipal Income Trust (BFK), BlackRock Investment Quality Municipal Trust (BKN), BlackRock Municipal Income Trust II (BLE), BlackRock National Municipal Fund (BR-NATL), BlackRock Strategic Municipal Trust (BSD), BlackRock MuniHoldings Fund, Inc. (MHD), BlackRock MuniHoldings Fund II, Inc. (MUH), BlackRock MuniYield Fund, Inc. (MYD), BlackRock California Municipal Income Trust II (BCL), BlackRock California Municipal Income Trust (BFZ), BlackRock AMT-Free Municipal Bond Portfolio (BR-MUNI), BlackRock California Municipal Bond Trust (BZA), BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), BlackRock MuniYield California Fund, Inc. (MYC), BlackRock MuniYield Insured Fund, Inc (MYI), PI

2.    Issuer: California State GO

3.    Date of Purchase: June 21, 2007

4.    Underwriter from whom purchased: Citigroup Global Markets Inc.

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch & Co.

6.    Aggregate principal amount of purchased (out of total offering):
      $150,130,000 out of $2,500,000,000

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $150,130,000 out of $2,500,000,000

8. Purchase price (net of fees and expenses): 104.427 in 2012, 104.795 in 2013, 105.190 in 2014, 102.408 in 2015, 105.756 in 2015, 102.285 in 2016,
      105.976 in 2016, 106.101 in 2017, 102.035 in 2032, 101.718 in 2037.

9.    Date offering commenced: June 21, 2007

10.   Offering price at end of first day on which any sales were made:

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11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible Foreign
            Offering OR are securities sold in an Eligible Rule
            144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Received from: Janine Bianchino                                   Date: 6/21/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock National Municipal Fund (BR-NATL), BlackRock MuniYield California Fund, Inc. (MYC), BlackRock intermediate Municipal Fund (BR-INTMUNI), BlackRock Muni Intermediate Duration Fund, Inc.
(MUI), The BlackRock California Investment Quality Municipal Trust (RAA), BlackRock California Municipal Income Trust (BFZ), BlackRock California Municipal Income Trust II (BCL), BlackRock California Municipal Bond Trust
(BZA), BlackRock AMT-Free Municipal Bond Portfolio (BR-MUNI), BlackRock Florida Municipal Bond Fund (BR-FL), BlackRock MuniYield Florida Fund, Inc. (MYF), The BlackRock Florida Investment Quality Municipal Trust (RFA), BlackRock Apex Municipal Fund, Inc. (APX), BlackRock MuniAssets Fund, Inc. (MUA), BlackRock MuniYield Fund, Inc. (MYD), BlackRock High Yield Municipal Fund (BR-HYMUNI), BlackRock MuniHoldings Fund, Inc. (MHD), BlackRock MuniHoIdings Fund II, Inc.
(MUH), BlackRock Investment Quality Municipal Trust (BKN), BlackRock Strategic Municipal Trust (BSD), BlackRock MuniVest Fund, Inc. (MVF), BlackRock MuniVest Fund II, Inc. (MVT), Taurus Municipal Bond Fund (TAURUS)

2.    Issuer: Golden State Tobacco

3.    Date of Purchase: March 8, 2007

4.    Underwriter from whom purchased: Bear Stearns

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6.    Aggregate principal amount of purchased (out of total offering):
      $58,000,000 out of $4,446,826,391.

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $58,000,000 out of $4,446,826,391.

8. Purchase price (net of fees and expenses): 103.952 in 2015, 103.96 in 2016, 104.387 of 5.75 in 2047, 97.58 of 5.125 in 2047

9.    Date offering commenced: March 8, 2007

10. Offering price at end of first day on which any sales were made: 103.952 in 2015, 103.96 in 2016, 104.387 of 5.75 in 2047, 97.58 of 5.125 in 2047

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the
            securities were purchased on or before the fourth day
            preceding the day on which the rights offering
            terminated.                                              [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities has
            been in continuous operation for not less than three
            years (including the operations of predecessors).        [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Completed by: Janine Bianchino                                     Date: 3/23/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock MuniYield Fund, Inc. (MYD), BlackRock MuniHoldings Fund, Inc. (MHD), BlackRock MuniHoldings Fund II,Inc. (MUH), BlackRock Long-Term Municipal Advantage Trust (BTA), BlackRock Municipal Income Trust II (BLE), BlackRock Municipal Income Trust (BFK), BlackRock Municipal Bond Trust (BBK), BlackRock Investment Quality Municipal Trust (BKN), BlackRock Strategic Municipal Trust
      (BSD),BlackRock California Insured Municipal Bond Fund (BR-CAINS), BlackRock MuniHoldings California Insured Fund, Inc. (MUC), BlackRock MuniYield California Insured Fund, Inc. (MCA2), BlackRock California Insured Municipal Income Trust (BCK), BlackRock MuniYield New Jersey Fund, Inc. (MYJ), BlackRock New Jersey Municipal Bond Fund (BR-NJMUNI), The BlackRock NJ Investment Quality Municipal Trust (RNJ), BlackRock New Jersey Municipal Income Trust (BNJ), BlackRock Virginia Municipal Bond Trust (BHV), BlackRock Delaware Municipal Bond Portfolio (BR-DE), Separate Accounts, P.I.

2.    Issuer: Puerto Rico Electric Power Authority

3.    Date of Purchase: 4/20/2007

4.    Underwriter from whom purchased: J.P. Morgan

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6.    Aggregate principal amount of purchased (out of total offering):
      $96,025,000 out of $1,943,565,000.

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $132,370,000 out of $1,943,565,000.

8.    Purchase price (net of fees and expenses): 107.456 in 2014, 107.983 of
      5.00 in 2015, 101.037 of 4.00 in 2015, 108.560 in 2016, 107.068 IN 2017,
      106.726 IN 2018, 109.550 in 2019, 106.130 IN 2020, 108.017 in 2020,
      105.876 IN 2021, 107.757 in 2021, 105.707 IN 2022, 107.498 in 2022,
      105.454 IN 2023,107.326 in 2023, 107.154 in 2024, 104.867 in 2032, and 100
      in 2029.

9.    Date offering commenced: 4/18/2007

10.   Offering price at end of first day on which any sales were made:

11.   Have the following conditions been satisfied:                  YES   NO
                                                                     ---   ---

      a.    The securities are part of an issue registered under
            the Securities Act of 1933, as amended, which is being
            offered to the public, OR are Eligible Municipal
            Securities, OR are securities sold in an Eligible
            Foreign Offering OR are securities sold in an Eligible
            Rule 144A Offering OR part of an issue of government
            securities.                                              [X]   [ ]

      b. The securities were purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by laws to be granted to existing security holders of the

            Issuer) OR, if a rights offering, the securities were
            purchased on or before the fourth day preceding the
            day on which the rights offering terminated.             [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Received from: Janine Bianchino                                    Date: 5/3/07

                                   FORM 10f-3

                               THE BLACKROCK FUNDS

                         RECORD OF SECURITIES PURCHASED
                     UNDER THE TRUST'S RULE 10f-3 PROCEDURES

1. Name of Purchasing Portfolio: BlackRock National Municipal Fund (BR-NATL), BlackRock AMT-Free Municipal Bond Portfolio (BR-MUNI), BlackRock Apex Municipal Fund, Inc. (APX), BlackRock MuniAssets Fund, Inc. (MUA), BlackRock High Yield Municipal (BR-HYMUNI), BlackRock Investment Quality Municipal Trust (BKN), BlackRock Strategic Municipal Trust (BSD)

2.    Issuer: VA TOBACCO FIN CORP

3.    Date of Purchase: April 27, 2007

4.    Underwriter from whom purchased: Bear Stearns

5. Name of Affiliated Underwriter (as defined in the Trust's procedures) managing or participating in syndicate: Merrill Lynch

6.    Aggregate principal amount of purchased (out of total offering):
      $19,250,000 out of $1,149,273,282.50

7. Aggregate principal amount purchased by funds advised by BlackRock and any purchases by other accounts with respect to which BlackRock has investment discretion (out of the total offering): $19,250,000 out of
      $1,149,273,282.50

8.    Purchase price (net of fees and expenses): 97.961 of 2047

9.    Date offering commenced: April 26, 2007

10.   Offering price at end of first day on which any sales were made:

                                                                     YES   NO
                                                                     ---   ---

      b.    The securities were purchased prior to the end of the
            first day on which any sales were made, at a price
            that was not more than the price paid by each other
            purchaser of securities in that offering or in any
            concurrent offering of the securities (except, in the
            case of an Eligible Foreign Offering, for any rights
            to purchase required by laws to be granted to existing
            security holders of the Issuer) OR, if a rights
            offering, the securities were purchased on or before
            the fourth day preceding the day on which the rights
            offering terminated.                                     [X]   [ ]

      c.    The underwriting was a firm commitment underwriting.     [X]   [ ]

      d.    The commission, spread or profit was reasonable and
            fair in relation to that being received by others for
            underwriting similar securities during the same
            period.                                                  [X]   [ ]

      e.    In respect of any securities other than Eligible
            Municipal Securities, the issuer of such securities
            has been in continuous operation for not less than
            three years (including the operations of
            predecessors).                                           [X]   [ ]

      f.    Has the affiliated underwriter confirmed that it will
            not receive any direct or indirect benefit as a result
            of BlackRock's participation in the offering?            [X]   [ ]

Approved: Dan Chen                                                 Date: 5/9/07